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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) Dec. 17, 1997

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                      33-93806                      59-3325080
--------------------          --------------------              ------------
(State or Other               (Commission File                  (IRS Employer
Jurisdiction of               Number)                           Identification
Incorporation)                                                  Number)


5201 Amelia Earhart Drive, Suite 1001
         Salt Lake City, Utah                                  84116
---------------------------------------                       ----------
(Address of Principal Executive Office)                       (Zip Code)

Registrant's telephone number, including area code (801) 578-0619

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending November 30, 1997 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2, Series 1996-3,
                           and Series 1997-1 Certificates were distributed on December 17, 1997.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

         Exhibit 20.1 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Card Master Trust Series 1995-2.

         Exhibit 20.3 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Card Master Trust Series 1995-3.

         Exhibit 20.4 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Card Master Trust Series 1996-1.

         Exhibit 20.5 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Card Master Trust Series 1996-2.


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         Exhibit 20.6                       Monthly Servicing Report dated
                                            December 17, 1997 with respect to
                                            the AT&T Universal Master Trust
                                            Series 1996-3.

         Exhibit 20.7 Monthly Servicing Report dated December 17, 1997 with respect to the AT&T Universal Master Trust Series 1997-1.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AT&T UNIVERSAL FUNDING CORP.

                                                    By:     /s/Robert A. Miller
                                                       -------------------------
                                                       Name:  Robert A. Miller
                                                       Title: Treasurer


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                                  EXHIBIT INDEX

Exhibit                             Description                                         Page
-------                             -----------                                         ----
20.1                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1995-1.

20.2                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1995-2.

20.3                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1995-3.

20.4                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1996-1.

20.5                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1996-2.

20.6                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1996-3.

20.7                                Monthly Servicing Report dated
                                    December 17, 1997 with respect to the
                                    AT&T Universal Card Master Trust
                                    Series 1997-1.
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